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Blackhawk Investment Overview

February 2007

Exchange Traded Funds

History of Exchange Traded Funds

- Brokers watched their assets walk out the door to the mutual fund industry during the early and mid 1980's
- ETFs were borne out of retail investor complaints from the stock market crash of 1987 when investors first realized their mutual fund sales were not processed until market close
- Supershares were the predecessor to ETFs
- SPDRs launched in January 1993
  - First early adopter was New South Wales Super Annuation Retirement Fund in Australia
  - At year-end 1993 assets were about $460 million
- ETF assets have average annual growth rate of 38 percent

Current ETF Market Overview

- ETF assets are growing faster than mutual fund industry since 1999

- Asset categories have expanded beyond the first broad based passive equity index benchmarks and includes:
  - Cap Style boxes
  - Sectors
  - Commodities Indexes
  - Sector Rotations
  - Enhanced Dividends
  - Currencies
  - Medically focused
  - Bonds
  - Value and growth Cuts
  - Fundamental indexes
  - Individual Commodities
  - Micro Caps
  - Investment Strategies as indexes
  - International
  - REITs
  - Leveraged

- All ETFs initially extract liquidity from the underlying assets and several now have super liquidity

Historical Asset View



U.S. ETF Assets & Average Daily Volume Since 1993
Assets
ADV
U.S. ETF Assets in $B
U.S. Consolidated Avg Daily Volume in MM
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
500
450
400
350
300
250
200
150
100
50
0

	12/31/93	12/31/94	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06	2/2/07
Assets	0.46	0.42	1.05	2.41	6.71	15.62	35.89	70.31	87.43	101.57	154.80	203.51	311.73	431.25	446.35
ADV	0.23	0.40	0.33	1.21	3.69	9.88	19.38	45.75	101.95	161.78	166.43	226.67	301.99	418.52	432.81

Key Attributes of ETFs

- Index benchmarks
- In-kind redemption and creation as the standard process
- Minimal capital gain distributions
- Production of Indicative Intraday Values
- Arbitrage opportunities to correct small differences

What ETFs Lack

- If the underlying benchmark does not have liquidity, the ETF will have liquidity problems

- ETFs drive the underlying prices of the index components (SLV)

- Can not express investor expectations only investor demand

Key Players in the ETF Space

- The number of issuers is very limited relative to the assets gathered
  - BGI (133)
  - State Street (46)
  - Victoria Bay (1)
  - WisdomTree (29)
  - ProShares (34)
  - BONY (4)
  - Deutsche Bank (1)
  - HealthShares (5)

  -PowerShares (75)
  -Fidelity (1)
  -Vanguard (27)
  –Rydex (22)
  -NASDAQ (1)
  -Claymore (11)
  -First Trust (10)
  -Merrill Lynch (17)

- 16 issuers controlling $446 billion in assets
- Shelf space for no more than 50 issuers
- Assets are expected to grow to $2 trillion dollars by end of 2011 (FRC)
- Level playing field for small issuers to capture assets

What is next in ETFs

- Active ETFs
  - Active investment strategies will use current passive ETF investment techniques
  - Portfolio characteristics will be capture daily and translated into risk factors
  - Creations and redemptions will use existing ETFs and may include individual stocks
- Asset allocation and life style ETFs
- Cradle to Grave ETFs

What does an ETF Issuer need?

- To be a successful ETF issuer you must have:
  - Generic index SEC exemptive relief for many sections of the code
  - Benchmark index family
  - Listing exchange and market maker support
  - Wholesale distribution into the various broker channels
  - Outsource contracts to the current ETF service providers
  - Relationships with the broker and hedge fund trading desks

What you don't need as an ETF issuer

- As an ETF issuer you don't need:
  - Lots of infrastructure to support clients
  - Transfer agency systems to store client data
  - Significant advertising budget
  - In-house investment management skills or technology systems
  - In-house 40 Act counsel
  - Distribution contracts with broker dealers for channel access
  - Overseas distribution or offices

Where will Blackhawk find Opportunities?

- **New ETF issuers require:**
  - **Up-front legal funding to obtain generic SEC equity index exemptive relief**
  - **Proprietary or exclusive index methodology for licensing**
  - **3rd party wholesale distribution into the broker channels**
  - **SEC exemptive relief for bonds, international, commodity, forex and active ETF strategies/relationships**
  - **Comprehensive marketing strategy that goes beyond the current "let's see what sticks" approach**
  - **Offering current large mutual fund companies products for distribution that do not impact their in-house current model or create ownership issues within the asset management groups and trading desks**

Will there be room for Blackhawk?

- Compared to the mutual fund industry, the ETF industry is very concentrated in issuer, but very diverse in equity offerings
- Not all of the equity offerings will survive and hence consolidation will occur once the ETF shelf space if full
- No one is sure where the next "good" opportunity will come, but many large names in the mutual fund and brokerage industry are missing from the group
- The model for annuities, 401K, 529 Plans, etc. are just being explored
- Custom designed asset allocation ETFs for non-taxable investors have not been explored at all